SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):
        November 26, 1999

STRUCTURED ASSET SECURITIES CORPORATION

(as depositor under the Trust Agreement, dated as of August 1, 1999, providing for the issuance of Structured Asset Securities Corporation Mortgage
Pass-Through Certificates, Series 1999-ALS3
STRUCTURED ASSET SECURITIES CORPORATION
(Exact name of registrant as specified in its charter)


              Delaware                    333-68513-08         74-2440850
(State or Other Jurisdiction             (Commission    (I.R.S. Employer
of Incorporation)                         File Number)  Identification No.)


200 Vesey Street
New York, New York                                       10285
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 526-5594

Item 5. Other Events

A scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report.
The Monthly Report is filed pursuant to and in accordance with
(1) numerous no-action letters (2) current Commission policy in the area.

        A.     Monthly Report Information
               See Exhibit No.1


B.     Have and deficiencies occurred?  NO.
                       Date:
                       Amount:

C.     Item 1: Legal Proceedings:  NONE

D.     Item 2: Changes in Securities:   NONE

E.     Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits

        Exhibit No.

        __1.     Monthly Distribution Report dated                11/26/1999



STRUCTURED ASSET SECURITIES CORP.
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-ALS3

REPORTS TO CERTIFICATEHOLDERS

Distribution Date:      26-Nov-99
                                     Realized         Class
             Beginning                Loss of        Accrued         Ending
           Certificate Principal    Principal       Interest    Certificate
Class          Balance Distributio  Allocated    Distributed        Balance
  1-CB   80,913,218.62 249,929.25        0.00     488,850.70  80,663,289.37
  1-PO      343,055.30   2,788.20        0.00           0.00     340,267.10

  2-NC  140,968,636.89 847,642.07        0.00     851,685.51  140,120,994.82
  2-PO      931,334.96     857.65        0.00           0.00     930,477.31

B1        9,783,160.89   6,036.69        0.00      59,106.60   9,777,124.20
B2        4,514,536.73   2,785.69        0.00      27,275.33   4,511,751.04
B3        2,884,509.31   1,779.88        0.00      17,427.24   2,882,729.43
B4        1,379,330.80     851.12        0.00       8,333.46   1,378,479.68
B5        1,002,786.47     618.77        0.00       6,058.50   1,002,167.70
B6        1,760,732.43   1,086.46        0.00      10,637.76   1,759,645.97
  R             100.00       0.00        0.00           0.60         100.00
Totals  244,481,402.40 1,114,375.7       0.00   1,469,375.70 243,367,026.62
PO classes are Principal Only Classes and will not receive interest payments.



                                    Realized      Class
           Beginning                Loss of       Accrued        Ending
          Certificate  Principal   Principal     Interest      Certificate
 Class      Balance    Distributio Allocated    Distributed      Balance
  1-CB    966.79752688 2.98629797  0.00000000     5.84106844   963.81122891
  1-PO    988.46676924 8.03381567  0.00000000     0.00000000   980.43295357
  2-NC    973.25801142 5.85218424  0.00000000     5.88010045   967.40582718
  2-PO    994.34671108 0.91567641  0.00000000     0.00000000   993.43103467
B1        998.79131087 0.61630322  0.00000000     6.03436447   998.17500766
B2        998.79131195 0.61630310  0.00000000     6.03436504   998.17500885
B3        998.79131233 0.61630194  0.00000000     6.03436288   998.17501039
B4        998.79131064 0.61630702  0.00000000     6.03436640   998.17500362
B5        998.79130478 0.61630478  0.00000000     6.03436255   998.17500000
B6        998.79131289 0.61630421  0.00000000     6.03436507   998.17500868
  R     1,000.00000000 0.00000000  0.00000000     6.00000000  1,000.0000000


        Net Prepayment   Current  Outstanding
           Interest     Interest   Interest      Original
           Shortfall    Shortfall  Shortfall      Balance
Class
  1-CB             0.00       0.00        0.00  83,692,000.00
  1-PO             0.00       0.00        0.00     347,058.00

  2-NC             0.00       0.00        0.00 144,842,000.00
  2-PO             0.00       0.00        0.00     936,630.00

B1                 0.00       0.00        0.00   9,795,000.00
B2                 0.00       0.00        0.00   4,520,000.00
B3                 0.00       0.00        0.00   2,888,000.00
B4                 0.00       0.00        0.00   1,381,000.00
B5                 0.00       0.00        0.00   1,004,000.00
B6                 0.00       0.00        0.00   1,762,863.18
  R                0.00       0.00        0.00         100.00


                                                  Group I       Group II
i) Beginning Aggregate Scheduled Principal Bal  89,054,061.51 155,427,341.49
     Scheduled Principal                            59,754.64      91,317.56
     Curtailments                                   29,197.73      15,226.95
     Paid in Full                                  168,993.89     749,885.02
     Liquidation Proceeds                                0.00           0.00
     Insurance Proceeds                                  0.00           0.00
     Realized Loss                                       0.00           0.00
     Ending Aggregate Scheduled Principal Bala  88,796,115.25 154,570,911.96

     Non-PO Balance                             88,711,005.37 154,496,003.51

ii) Aggregate Advances
         Principal Advances         46,521.57                  72,186
         Net Interest Advances     419,494.07                747,533
                         Group 1    Group 1       Group 2        Group 2
iii) Realized Losses      Count     Balance        Count         Balance
        Current             0         0.00           0            0.00
        Cumulative          0         0.00           0            0.00
        Loss Limit         NA
Special Hazard Loss Amt
        Current             0         0.00           0            0.00
        Cumulative          0         0.00           0            0.00
        Loss Limit     7,130,186.00
Fraud Loss Amount
        Current             0         0.00           0            0.00
        Cumulative          0         0.00           0            0.00
        Loss Limit     5,023,373.00
Bankruptcy Loss Amount
        Current             0         0.00           0            0.00
        Cumulative          0         0.00           0            0.00
        Loss Limit     180,000.00

                                                  Group I       Group II
iv) Servicing Fee                                   18,552.90      32,380.74
Master Servicing Fee                                 1,484.28       2,590.49
Trustee Fee                                            537.81         939.04


v)  Mortgage Loans Outstanding and Delinquency Information
                         Group I    Group I      Group II       Group II
                          Count     Balance        Count         Balance
Current                       667 88,796,115.2           330  154,570,911.96
31-60                          11 1,317,951.47             2      563,269.51
61-90                           1    99,923.90             0            0.00
91+                             1   204,750.72             0            0.00

vi)  Delinquency Information for Mortgage Loans in Foreclosure Proceedings
                         Group I    Group I      Group II       Group II
                          Count     Balance        Count         Balance
31-60                           0         0.00             0            0.00
61-90                           0         0.00             0            0.00
91+                             1    91,942.81             0            0.00

                                                  Group I       Group II
vii)  Accrued and Unpaid Principal                      0.00           0.00
Accrued and Unpaid Interest                             0.00           0.00





                       SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


STRUCTURED ASSETS SECURITIES CORPORTATION
MORTGAGE PASS THROUGH CERTIFICATES, SERIES 1999-ALS3


                                        By: /s/ Eve Kaplan
                                        Name:  Eve Kaplan
                                        Title:  Vice President
                                        US Bank National Association


Dated:  November 30, 1999